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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1998 and February 15, 1997 included in Racing Champions Corporation Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Anderson, LLP

                                                 ARTHUR ANDERSEN LLP


Chicago, Illinois
June 29, 1998